MS P2 06/19

SUPPLEMENT DATED JUNE 17, 2019

TO THE PROSPECTUS DATED MAY 1, 2019

OF

FRANKLIN MUTUAL SERIES FUNDS

The prospectus is amended as follows:

I.  The following replaces the first paragraph under “Your Account – Choosing a Share Class – Waivers for Exchanges between Classes of the Same Fund – Advisory Programs Eligible for Advisor Class or Class Z shares” on page 162:

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Class Z shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Class Z shares of the Fund. If a shareholder that holds Class Z shares of a Fund no longer participates in an Advisory Program, the Class Z shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Rule 12b‑1 fees to which it was not previously subject.

II.  The following replaces the “Your Account – Exchanging Shares – Exchange Privilege – Class R6” section on page 172:

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton funds. You also may exchange your Class R6 shares for Advisor Class or Class Z shares of a fund that does not currently offer Class R6 shares.

III. The following replaces the “Account Policies – Dealer Compensation – Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class)” section on page 184:

Purchases of certain share classes through financial intermediaries (Class R6 and Class Z) There are no associated sales charges or Rule 12b‑1 distribution and service fees for the purchase of Class R6 and Class Z shares.  However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Class Z shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class Z shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Please keep this supplement with your prospectus for future reference.